Second Quarter 2022 Investor Briefing Second Quarter 2022 Investor Briefing August 17, 2022

Second Quarter 2022 Investor Briefing Notice to Recipients Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe” or “OPC”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward- looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS” in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022, filed with the Securities and Exchange Commission on August 11, 2022, and “RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission on March 28, 2022. This electronic presentation is provided as of August 17, 2022. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that could have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Second Quarter 2022 Investor Briefing ‣ Vogtle 3 & 4 Update ‣ Operations Update ‣ Financial and Liquidity Update Presenters and Agenda Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3 David Sorrick Executive Vice President and Chief Operating Officer

Second Quarter 2022 Investor Briefing Vogtle 3&4 – Construction Overview 4 ‣ Oglethorpe is currently a 30% co-owner of the two new nuclear units under construction at Plant Vogtle. ‣ When these two units are complete, Plant Vogtle will be the largest producer of emission-free energy in the country. ‣ On August 3, 2022, the Nuclear Regulatory Commission (NRC) approved Southern Nuclear’s 103(G) letter for Unit 3 which was the final NRC finding necessary for Southern Nuclear to begin loading fuel and start-up testing.

Second Quarter 2022 Investor Briefing Vogtle 3&4 – Construction Overview 5 ‣ Unit 3 • The next significant milestone for Unit 3 is Fuel Load followed by the progression of startup and other testing prior to Commercial Operation. • Georgia Power projects an in-service date by Q1 2023. • Our budget assumes March 2023. ‣ Unit 4 • The next significant milestone for Unit 4 is the completion of Open Vessel Testing followed by Cold Hydro Testing. • Current challenges include the pace and quality of electrical installation; availability of craft and supervisory resources; the pace of work package closures and system turnovers; and the timeframe and duration of hot functional and other testing. • Georgia Power projects an in-service date by Q4 2023. • Given the remaining work and potential risks associated with completing the remaining work, we have updated our budget to reflect an in-service date that is one quarter later in March 2024.

Second Quarter 2022 Investor Briefing Vogtle 3&4 – Freeze Option 6 ‣ On June 17, 2022 we notified Georgia Power of our election to exercise the tender option and cap our capital costs in exchange for a proportionate reduction of our 30% interest in the two new units. (The City of Dalton exercised its tender option on July 26, 2022, and MEAG has until August 27, 2022 to decide.) ‣ Based on the current project budget, our schedule assumptions, and our interpretation of the Global Amendments, we expect to transfer approximately 50 MW out of 660 MW to Georgia Power. ‣ Our resulting ownership share will decline from 30% to approximately 28%. ‣ We estimate that we will avoid incurring approximately $475 million in construction costs associated with the project. ‣ If the total project budget exceeds our current assumptions, our ownership share and MW would be further reduced. ‣ We and MEAG filed separate lawsuits against Georgia Power seeking to enforce the terms of the agreement. The City of Dalton has filed a motion to intervene and join in our and MEAG’s claims. ‣ Georgia Power filed a counterclaim against us.

Second Quarter 2022 Investor Briefing Vogtle 3&4 – Project Budget 7 ‣ Oglethorpe’s current budget for its interest in Vogtle 3&4 is $8.1 billion, which includes a separate Oglethorpe-level contingency. This budget reflects our June 17, 2022 exercise of the tender option per the Global Amendments to the Joint Ownership Agreements. ‣ Based on the current project budget and schedule and our interpretation of the Global Amendments we would transfer approximately 50 megawatts, out of 660 megawatts, to Georgia Power. Our resulting ownership share would decline from 30% to approximately 28%. ‣ This budget is based on commercial operation dates of March 2023 and March 2024 for Unit 3 and Unit 4, respectively. (in millions) Project Budget (Tender) Actual Costs at June 30, 2022 Construction Costs (a) $6,021 $5,842 Financing Costs 1,966 1,626 Subtotal $7,987 $7,468 Deferred Training Costs 54 46 Total Project Costs before Contingency $8,041 $7,514 Oglethorpe-Level Contingency $59 — Total Contingency $59 — Totals $8,100 $7,514 (a) Construction costs are net of $1.1 billion Oglethorpe received from Toshiba Corporation under a Guarantee Settlement Agreement and $99 million in cost sharing benefits associated with the Global Amendment s to the Joint Ownership Agreements.

Second Quarter 2022 Investor Briefing $14,000.00 $15,000.00 $16,000.00 $17,000.00 $18,000.00 $19,000.00 $20,000.00 $21,000.00 $ m ill io ns Actual Project Spending Forecasted Project Spending VCM 19 Baseline - $17.1 B - Max $44 M in potential savings to OPC - Max $55 M in potential savings to OPC Band 2 - ($800 M) Band 3 - ($800 M) Band 4 - ($500 M) No change to Cost sharing (45.7/30.0/22.7/1.6) (55.7/24.5/18.5/1.3) (65.7/19.0/14.3/1.0) (GPC/OPC/MEAG/Dalton) Assumed U3 COD Co-Owner Cost Sharing Agreement – Projected Timing of Triggers 8 Time Now Assumed U4 COD Notes: Amounts shown represent 100% ownership Vogtle 3&4 shareable capital project budget. Projected to cross “freeze option” band in early Q4 2022. Crossed into cost sharing in March 2022 Exercised Freeze Option

Second Quarter 2022 Investor Briefing 0 100 200 300 400 500 600 700 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 19 ,2 00 19 ,3 00 19 ,4 00 19 ,5 00 19 ,6 00 19 ,7 00 19 ,8 00 19 ,9 00 20 ,0 00 20 ,1 00 20 ,2 00 20 ,3 00 20 ,4 00 20 ,5 00 20 ,6 00 20 ,7 00 20 ,8 00 20 ,9 00 21 ,0 00 21 ,1 00 21 ,2 00 21 ,3 00 21 ,4 00 21 ,5 00 21 ,6 00 21 ,7 00 21 ,8 00 21 ,9 00 22 ,0 00 22 ,1 00 22 ,2 00 22 ,3 00 22 ,4 00 22 ,5 00 22 ,6 00 M W $ m ill io ns ($ millions) - Shared Construction Project Costs (100%) Potential Savings Project Cost (No Freeze) Project cost (Freeze) MW (No Freeze) MW (Freeze) U3: March 2023 U4: March 2024 U3: September 2023 U4: September 2024 U3: December 2023 U4: December 2024 U3: September 2022 U4: June 2023 15% of MWs lost (~99 MW) Savings: ~$1,064 million 7.7% of MWs lost (~50 MW) Savings: ~$500 million 13 % of MWs lost (~87 MW) Savings: ~$903 million O PC C ur re nt B ud ge t ( $8 .1 0 B) 11 % of MWs lost (~73 MW) Savings: ~$738 million U3: March 2023 U4: December 2023 U3: June 2023 U4: June 2024 M ar ch 2 02 3; D ec em be r 2 02 3 Bu dg et Vogtle 3&4 Budget (Freeze vs No Freeze) 9 Note – includes benefits from cost sharing ($99 million). (Left Axis) (Left Axis) (Left Axis) (Right Axis) (Right Axis)

Second Quarter 2022 Investor Briefing 50%35% 11%4% 53% 33% 10% 4% Oglethorpe’s Diversified Power Supply Portfolio (a) Capacity and energy include Oglethorpe and Smarr EMC resources. Oglethorpe and Smarr EMC capacity reflects summer reserve planning capacity. Capacity includes Effingham Energy Facility that was acquired in July 2021. (b) Plant Wansley, which constitutes 532 MW of Oglethorpe’s 1,533 MW of coal-fired generation capacity, is expected to be retired by 8/31/2022. 2022 Capacity (MW) (a)(b) 8,360 MW 10 2022 Energy (MWh) (a) (July 2021– June 2022) Member and Non-Member Sales 29.8 Million MWh Member Sales 27.9 Million MWh 57% 14% 19% 10% (b)

Second Quarter 2022 Investor Briefing Members’ Historical Load 11 Member Demand Requirements Member Energy Requirements Percent Change 3.5% (MW) Percent Change in Overall Peak 2.6% Highest Summer/Overall Peak (2022) = 10,018 MW Highest Winter Peak (2014) = 9,354 MW Summer Peak (2022 YTD) = 10,018 MW Winter Peak (2022 YTD) = 8,026 MW -5.2% -4.5% 1.6% 6.0% 0.5% 7.0% -0.1% -2.9% 1.3% -2.0% Projected 2022 YTD as of July 28, 2022. YTD 7.9% 7.3% 2016 2017 2018 2019 2020 2021 2022 Days ≥ 90o 88 38 65 90 38 21 33 Days ≥ 95o 22 0 2 33 3 0 8 Days ≥ 100o 1 0 0 0 0 0 0 Low ≤ 25o 5 3 10 3 5 2 0

Second Quarter 2022 Investor Briefing 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatt Smith Effingham Doyle Hawk Road Hartwell Talbot Rocky Mountain 2021 2022 Second Quarter Capacity Factor Comparison Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 12 (a) Plant Wansley, which constitutes 532 MW of Oglethorpe’s 1,533 MW of coal-fired generation capacity, is expected to be retired by 8/31/2022. (a)

Income Statement Excerpts

OglethorpePower

($ in thousands)	Six Months Ended June 30, 2022	2021	6/30/2022-6/30/2021 % Change	Year Ended December 31, 2021	2020	2019
Statement of Revenues and Expenses:						
Operating Revenues:						
Sales to Members - Capacity	$485,132	$488,255	-0.6%	$946,662	$971,071	$942,057
Sales to Members - Energy	411,099	245,938	67.2%	610,447	405,939	487,795
Total Sales to Members	$896,231	$734,193	22.1%	$1,557,109	$1,377,010	$1,429,852
Sales to non-Members	57,339	265	21537.4%	47,754	608	440
Operating Expenses:	841,456	616,850	36.4%	1,410,482	1,159,909	1,213,083
Other Income	30,797	26,538	16.0%	71,254	50,695	64,189
Net Interest Charges	102,764	105,043	-2.2%	207,854	212,509	226,937
Net Margin	$40,147	$39,103	2.7%	$57,781	$55,895	$54,461
Margins for Interest Ratio(a)	1.14	1.14		1.14	1.14	1.14
Sales to Members						
Energy Cost (cents/kWh)	3.48	2.20	58.0%	2.47	1.83	2.10
Average Power Cost (cents/kWh)	7.59	6.58	15.4%	6.30	6.21	6.16
Sales to Members (MWh)	11,809,271	11,160,209	5.8%	24,727,585	22,187,311	23,225,861

(a) Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe's Margins for Interest by Interest Charges, both as defined in Oglethorpe's First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10 for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14 each year, starting in 2010, above the minimum 1.10 ratio required by the Indenture, and the 2022 budget also includes a 1.14 Margins for Interest ratio. Oglethorpe's Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10.

Second Quarter 2022 Investor Briefing

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Second Quarter 2022 Investor Briefing Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant requirement to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in three credit agreements that currently requires a minimum total patronage capital of $750 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 14 June 30, December 31, ($ in thousands) 2022 2021 2020 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,427,317 $4,602,668 $4,728,550 CWIP 7,230,565 6,779,392 5,783,579 Nuclear Fuel 378,263 375,267 358,728 Total Electric Plant $12,036,145 $11,757,327 $10,870,857 Total Investments and Funds 1,325,268 1,552,808 1,526,880 Total Current Assets 1,418,816 1,308,050 1,053,091 Total Deferred Charges 1,305,399 1,088,841 789,328 Total Assets $16,085,628 $15,707,026 $14,240,156 Capitalization: Patronage Capital and Membership Fees $1,170,570 $1,130,423 $1,072,642 Long-term Debt and Finance Leases 11,110,690 10,590,784 10,367,261 Other 28,245 27,701 26,861 Total Capitalization $12,309,505 $11,748,908 $11,466,764 Total Current Liabilities 1,554,539 1,718,008 941,830 Total Deferred Credits and Other Liabilities 2,221,584 2,240,110 1,831,562 Total Equity and Liabilities $16,085,628 $15,707,026 $14,240,156 Total Capitalization $12,309,505 $11,748,908 $11,466,764 Plus: Unamortized Debt Issuance Costs and Bond Discounts on LT debt 116,653 111,908 119,565 Plus: Long-term Debt and Finance Leases due within one year 292,343 281,238 208,649 Total Long-Term Debt and Equities $12,718,501 $12,142,054 $11,794,978 Equity Ratio(a) 9.2% 9.3% 9.1%

Second Quarter 2022 Investor Briefing Total amount outstanding under all RUS Guaranteed Loans is $2.5 billion, with an average interest rate of 3.346% RUS Guaranteed Loans(a) (a) RUS-guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.125%. 15 RUS Loan Summary as of July 31, 2022 Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans General & Environmental Improvements $630,342,000 $346,064,196 $284,277,804

Second Quarter 2022 Investor Briefing ‣ Oglethorpe has loan agreements with DOE for $4.68 billion of eligible project costs. ‣ We typically advance under this loan twice a year. In June 2022, we received a $168 million advance and we anticipate receiving the final advance in December 2022. DOE Loan Summary as of July 31, 2022 DOE Guaranteed Loans(a) Average interest rate on the outstanding balance under these loans is 2.849%. (a) DOE-guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.375%. (b) Includes accrued capitalized interest being financed with the 2014 DOE-guaranteed loan, which was available to be advanced through November 20, 2019. Approximately $44 million of this loan was not advanced due to timing and lower than expected interest rates. (c) We began principal repayments of our DOE-guaranteed loans in February 2020, in accordance with the promissory notes. If we fully advance these loans, we expect to repay a total of approximately $486 million in principal on these loans by March 2024 and plan to refinance this with taxable bonds. To date, we have repaid $243.5 million under these loans. 16 Purpose/Use of Proceeds Approved Advanced Outstanding(c) Remaining Availability Vogtle Units 3 & 4 2014 Loan (b) $3,057,069,461 $3,013,348,382 $2,834,629,740 $0 2019 Loan 1,619,679,706 1,262,000,000 1,197,213,320 357,679,706 $4,676,749,167 $4,275,348,382 $4,031,843,060 $357,679,706

Second Quarter 2022 Investor Briefing $1,810 $825 $985 $533 $1,518 $0 $500 $1,000 $1,500 $2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $ M ill io ns Oglethorpe’s Available Liquidity As of August 5, 2022 Borrowings Detail $3 million – Outstanding Letters of Credit for Operational Needs $28 million – CP for Vogtle Hedging $248 million – CP for Vogtle DOE Loan Payments $235 million – CP for Effingham Interim Financing $2 million – CP for Effingham Deferral $313 million – CP for Vogtle Interim Financing Represents 450 days of liquidity on hand (excluding Cushion of Credit) (a) In addition, as of August 5, Oglethorpe had $135 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted investments and can only be used to pay debt service on RUS guaranteed loans. (a) 17

Second Quarter 2022 Investor Briefing Recent and Upcoming Financial Activity Completed in 2022 April $500 Million first mortgage bond issuance for Vogtle 3&4 June $168 Million DOE advance for Vogtle 3&4 Upcoming in 2022 September Remarketing of $92 million of Burke Series 2017 A&B Pollution Control Bonds directly placed with RBC Early retirement of $31 million of Monroe and Heard Series 2017A Pollution Control Bonds December $358 Million DOE advance for Vogtle 3&4 18

Second Quarter 2022 Investor Briefing Vogtle 3&4 Interest Rate Hedging - CP, $28 DOE - Vogtle 3&4 P&I - CP, $247 Effingham Acquisition & Deferral - CP, $237 Vogtle 3 & 4 Interim Financing - CP, $250 $- $20 $40 $60 $80 Ja n Fe b M ar Ap r M ay Ju n Ju l Au g Se p Oc t No v De c M illi on s Actual Budget Net Margin Liquidity Wholesale Power CostInterim CP Financing Balance Sheet Electric Plant Average Cost of Funds: 2.10% (dollars in millions) Secured LT Debt (6.30.22): $11.5 billion Weighted Average Cost: 3.74% 2022 June 30, 2022 2022 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Expensing of IDC Rate Management Program. 2022 2022 Secured Long Term Debt 19 1.14 MFI ratio 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Budget YTD Actual YTD 6.53 7.49 6.63 7.59 ¢/ kW h $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 $13 YE 2021 6/30/2022 $4.60 $4.43 $0.38 $0.38 $6.78 $7.23 (B illi on s) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $15,707 $16,086 $(300) $(100) $100 $300 $500 DOE Tax-Ex RUS Taxable $526 $85 $500 $126 $31 $160 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment $1,210 $ 1,210 $1,810 $1,810 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 Ja n Fe b M ar A pr M ay Ju n Ju l A ug S ep O ct N ov D ec B or ro w in gs ( M il) Cash Borrowings CP Availability Total Available Lines of Credit Ca sh B al an ce s (M il)

Second Quarter 2022 Investor Briefing • A link to this presentation will be posted on Oglethorpe’s website www.opc.com. • Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K are made available on its website. • Oglethorpe’s ESG Report along with its qualitative and quantitative EEI ESG/Sustainability Reports are available on its website. • Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) • For additional information please contact: Additional Information 20 Investor Contacts Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Joe Rick Director, Capital Markets and Investor Relations joe.rick@opc.com 770-270-7240 Cheri Garing Vice President, Planning cheri.garing@opc.com 770-270-7204 Media Contact Name Title Email Address Phone Number Blair Romero Corporate Communications Manager blair.romero@opc.com 770-270-7290